UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  May 6, 2021 (May 3, 2021)
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BLACKROCK CAPITAL INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	814-00712	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

40 East 52nd Street
New York, NY 10022
(Address of principal executive offices)
(212) 810-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BKCC	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting:

On May 3, 2021, the Registrant held its 2021 annual meeting of stockholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Registrant’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on March 17, 2021 (the “Annual Proxy”). As of March 4, 2021, the record date, 74,466,665 shares of common stock were eligible to vote.

First Proposal. The Company’s stockholders elected two directors of the Company (the “Class II Directors”), each of whom will serve until the 2024 Annual Meeting, or until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity. The Class II Directors were elected pursuant to the voting results set forth below:

Name	For	Withheld
Meridee A. Moore	26,840,054	6,406,693
William E. Mayer	18,242,675	15,004,072

Second Proposal. The Company’s stockholders ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021, as set forth below:

For	Against	Abstain
54,275,838	688,375	745,429

Special Meeting:

On May 3, 2021, the Registrant held a special meeting of stockholders (the “Special Meeting”). The proposal considered at the Special Meeting is described in detail in the Registrant’s definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission on March 17, 2021 (the “Special Proxy”). As of March 4, 2021, the record date, 74,466,665 shares of common stock were eligible to vote.

Proposal. The Company’s stockholders approved a proposal to authorize flexibility for the Company, with approval of the Board of the Company, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share in one or more offerings, subject to certain limitations set forth in the Special Proxy (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale), as set forth below:
FOR	AGAINST	ABSTAIN

32,731,806	9,060,970	1,150,307
Broker Non-Vote 0 shares
The vote on the above proposal, adjusted for 10,682,413 affiliated shares, was as follows:
FOR	AGAINST	ABSTAIN

22,049,393	9,060,970	1,150,307

Broker Non-Vote 0 shares

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK CAPITAL INVESTMENT CORPORATION

Date: May 6, 2021	By:	/s/ Abby Miller
Name: Abby Miller
Title: Chief Financial Officer and Treasurer